EATON VANCE GOVERNMENT OBLIGATIONS FUND
EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND
Supplement to Prospectus dated March 1, 2017

The following changes are effective immediately:

1.

The following replaces “Fees and Expenses of the Fund” in “Fund Summaries – Government Obligations Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers, which when available will be described in an appendix to the Prospectus.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 26 of this Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

2.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I	Class R
Management Fees(2)	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.20%	0.21%	0.21%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.10%	1.86%	1.86%	0.85%	1.35%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Government Obligations Portfolio (the “Portfolio”), the Fund’s master Portfolio.

(2)

“Management Fees” reflect a fee reduction agreement to the Portfolio’s investment advisory agreement effective May 1, 2017, and “Management Fees” have been restated to reflect the fees as if the Portfolio’s revised advisory fee was in effect for the Fund’s full fiscal year ended October 31, 2016.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$582	$808	$1,052	$1,752	$582	$808	$1,052	$1,752
Class B shares	$689	$985	$1,206	$1,981	$189	$585	$1,006	$1,981
Class C shares	$289	$585	$1,006	$2,180	$189	$585	$1,006	$2,180
Class I shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049
Class R shares	$137	$428	$739	$1,624	$137	$428	$739	$1,624

2.

The following replaces the first paragraph and related table in “Government Obligations Portfolio.” under “Management and Organization”:

Government Obligations Portfolio.  Under Government Obligations Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Portfolio up to $500 million.  On net assets of $500 million or more, BMR has contractually agreed to reduce its advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate*
$500 million but less than $1 billion	0.6250%
$1 billion but less than $1.5 billion	0.6000%
$1.5 billion but less than $2 billion	0.5625%
$2 billion but less than $2.5 billion	0.5000%
$2.5 billion and over	0.4375%

* Pursuant to a fee reduction agreement effective May 1, 2017.

Prior to May 1, 2017, BMR received a monthly advisory fee equal to 0.75% annually of the average daily net assets of the Portfolio up to $500 million.  On net assets of $500 million or more, BMR contractually agreed to reduce its advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
$500 million but less than $1 billion	0.6875%
$1 billion but less than $1.5 billion	0.6250%
$1.5 billion but less than $2 billion	0.5625%
$2 billion but less than $2.5 billion	0.5000%
$2.5 billion and over	0.4375%

May 1, 2017	25839 5.1.17

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